EXHIBIT 11(c)(1)

         ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES, DEATH
                           BENEFITS, AND ACCUMULATED PREMIUMS

The tables below illustrate the way the Contracts operate. They show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $10,000 and also show the initial Death Benefit based on that premium. The insureds are assumed to be in the standard underwriting class. Values are first given based on current Contract charges and then based on guaranteed Contract charges (See Prospectus heading "Deductions and Charges"). These tables may assist in the comparison of Death Benefits, Account Values and Cash Surrender Values for the Contracts with those under other variable life insurance contracts that may be issued by other companies.

Death Benefits, Account Values and Cash Surrender Values for a Contract would be different from the amounts shown if the actual investment return averaged 0%, 6% or 12%, but varied above and below that average for individual Contract Years. They would also be different, depending on the allocation of Account Value among the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. They would also differ if the initial premium paid were different, if additional premiums were paid, if any Contract loan or partial withdrawal were made during the period of time illustrated, or if the insured were in another risk class.

The Death Benefits, Account Values and Cash Surrender Values shown in the tables reflect the fact that: a Monthly Deduction Amount (consisting of a cost of insurance charge, tax expense charge, and an administrative expense charge) is deducted from Account Value each Monthly Activity Date and that an Annual Maintenance Fee of $35 is deducted on each Contract Anniversary from all Variable Sub-Accounts to which Account Value is allocated. The values in the tables also reflect a deduction from the Variable Account of a daily charge equal to an annual rate of 0.90% for the mortality and expense risk charge. The Cash Surrender Value shown in the tables reflect the fact that a Withdrawal Charge is imposed on withdrawals in excess of the Free Withdrawal Amount (See Prospectus heading "Deductions and Charges"). The amounts shown in the table are based on an average of the investment advisory fees and operating expenses incurred by the Portfolios, at an annual rate of .85% of the average daily net assets of the Portfolios (See Prospectus heading "Charges Against the Fund").

Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of: (-.89%, 5.11%, and 11.11%,) respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Account Values, Cash Surrender Values, and Death Benefits illustrated.

The second column of each table shows the amount that would accumulate if the initial premium of $10,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

Glenbrook Life will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, Glenbrook Life will also furnish upon request an illustration for a Contract that is not affected by the sex of the insured.

EXHIBIT 11(c)(2)

          ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES, DEATH
                           BENEFITS, AND ACCUMULATED PREMIUMS

The tables below illustrate the way the Contracts operate. They show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $10,000 and also show the initial Death Benefit based on that premium. The insureds are assumed to be in the standard underwriting class. Values are first given based on current Contract charges and then based on guaranteed Contract charges (See Prospectus heading "Deductions and Charges"). These tables may assist in the comparison of Death Benefits, Account Values and Cash Surrender Values for the Contracts with those under other variable life insurance contracts that may be issued by other companies.

Death Benefits, Account Values and Cash Surrender Values for a Contract would be different from the amounts shown if the actual investment return averaged 0%, 6% or 12%, but varied above and below that average for individual Contract Years. They would also be different, depending on the allocation of Account Value among the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. They would also differ if the initial premium paid were different, if additional premiums were paid, if any Contract loan or partial withdrawal were made during the period of time illustrated, or if the insured were in another risk class.

The Death Benefits, Account Values and Cash Surrender Values shown in the tables reflect the fact that: a Monthly Deduction Amount (consisting of a cost of insurance charge, tax expense charge, and an administrative expense charge) is deducted from Account Value each Monthly Activity Date and that an Annual Maintenance Fee of $35 is deducted on each Contract Anniversary from all Variable Sub-Accounts to which Account Value is allocated. The values in the tables also reflect a deduction from the Variable Account of a daily charge equal to an annual rate of 0.90% for the mortality and expense risk charge. The Cash Surrender Value shown in the tables reflect the fact that a Withdrawal Charge is imposed on withdrawals in excess of the Free Withdrawal Amount (See Prospectus heading "Deductions and Charges"). The amounts shown in the table are based on an average of the investment advisory fees and operating expenses incurred by the Portfolios, at an annual rate of .89% of the average daily net assets of the Portfolios (See Prospectus heading "Charges Against the Fund").

Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of: (-.92%, 5.08%, and 11.08%,) respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Account Values, Cash Surrender Values, and Death Benefits illustrated.

The second column of each table shows the amount that would accumulate if the initial premium of $10,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

Glenbrook Life will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, Glenbrook Life will also furnish upon request an illustration for a Contract that is not affected by the sex of the insured.

                       GLENBROOK LIFE AND ANNUITY COMPANY

                     MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION

                             $10,000 INITIAL PREMIUM

                                ISSUE AGE 45 MALE

                          INITIAL FACE AMOUNT: $39,998

         ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.11% NET)


                                      CURRENT CHARGES(1)                  GUARANTEED CHARGES(2)
                          ---------------------------------   ------------------------------------
             Premiums

 End of      Accumulated              Cash                                Cash
Contract     at 5% Interest Account    Surrender  Death       Account    Surrender  Death
  Year       Per Year     Value      Value      Benefit        Value      Value      Benefit
---------    ---------    -------    -------    -------       -------    -------    -------
   1           10,500     10,834      9,984     39,998        10,758      9,908     39,998
   2           11,025     11,741     10,912     39,998        11,579     10,750     39,998
   3           11,576     12,726     11,919     39,998        12,469     11,662     39,998
   4           12,155     13,797     13,054     39,998        13,437     12,693     39,998
   5           12,763     14,962     14,324     39,998        14,488     13,850     39,998
   6           13,401     16,227     15,696     39,998        15,631     15,100     39,998
   7           14,071     17,602     17,177     39,998        16,874     16,449     39,998
   8           14,775     19,097     18,778     39,998        18,229     17,910     39,998
   9           15,513     20,722     20,510     39,998        19,705     19,492     39,998
   10          16,289     22,488     22,488     39,998        21,316     21,316     39,998
   11          17,103     24,530     24,530     39,998        23,173     23,173     39,998
   12          17,959     26,761     26,761     39,998        25,217     25,217     39,998
   13          18,856     29,198     29,198     41,461        27,475     27,475     39,998
   14          19,799     31,864     31,864     43,972        29,969     29,969     41,358
   15          20,789     34,781     34,781     46,606        32,711     32,711     43,833
   16          21,829     37,976     37,976     49,369        35,714     35,714     46,428
   17          22,920     41,464     41,464     53,073        38,992     38,992     49,909
   18          24,066     45,271     45,271     57,041        42,570     42,570     53,638
   19          25,270     49,427     49,427     61,290        46,476     46,476     57,630
   20          26,533     53,966     53,966     65,839        50,742     50,742     61,905
   25          33,864     83,744     83,744     97,143        78,634     78,634     91,215
   35          55,160     203,908    203,908    214,103       191,217    191,217    200,778

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                       GLENBROOK LIFE AND ANNUITY COMPANY

                     MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION

                             $10,000 INITIAL PREMIUM

                                ISSUE AGE 45 MALE

                          INITIAL FACE AMOUNT: $39,998

          ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.11% NET)


                                      CURRENT CHARGES(1)                  GUARANTEED CHARGES(2)
                          ---------------------------------   ------------------------------------
             Premiums

 End of      Accumulated              Cash                                Cash
Contract    at 5% Interest Account    Surrender  Death       Account    Surrender   Death
  Year       Per Year     Value      Value      Benefit       Value      Value      Benefit
---------    ---------    -------    -------    -------       -------    -------    -------

   1           10,500     10,247      9,397     39,998        10,170      9,320     39,998
   2           11,025     10,501      9,673     39,998        10,335      9,506     39,998
   3           11,576     10,763      9,955     39,998        10,494      9,687     39,998
   4           12,155     11,031     10,288     39,998        10,647      9,903     39,998
   5           12,763     11,308     10,670     39,998        10,791     10,154     39,998
   6           13,401     11,592     11,061     39,998        10,925     10,394     39,998
   7           14,071     11,884     11,459     39,998        11,046     10,621     39,998
   8           14,775     12,184     11,866     39,998        11,152     10,833     39,998
   9           15,513     12,493     12,281     39,998        11,238     11,026     39,998
   10          16,289     12,811     12,811     39,998        11,303     11,303     39,998
   11          17,103     13,203     13,203     39,998        11,389     11,389     39,998
   12          17,959     13,609     13,609     39,998        11,450     11,450     39,998
   13          18,856     14,028     14,028     39,998        11,482     11,482     39,998
   14          19,799     14,462     14,462     39,998        11,483     11,483     39,998
   15          20,789     14,909     14,909     39,998        11,448     11,448     39,998
   16          21,829     15,372     15,372     39,998        11,370     11,370     39,998
   17          22,920     15,850     15,850     39,998        11,242     11,242     39,998
   18          24,066     16,344     16,344     39,998        11,054     11,054     39,998
   19          25,270     16,855     16,855     39,998        10,796     10,796     39,998
   20          26,533     17,383     17,383     39,998        10,455     10,455     39,998
   25          33,864     20,297     20,297     39,998         7,034      7,034     39,998
   35          55,160     27,778     27,778     39,998          *          *          *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                       GLENBROOK LIFE AND ANNUITY COMPANY

                     MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION

                             $10,000 INITIAL PREMIUM

                                ISSUE AGE 45 MALE

                          INITIAL FACE AMOUNT: $39,998

         ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.89% NET)


                                      CURRENT CHARGES(1)                  GUARANTEED CHARGES(2)
                          ---------------------------------   ------------------------------------
             Premiums

 End of      Accumulated              Cash                                Cash
Contract    at 5% Interest Account    Surrender  Death        Account    Surrender  Death
  Year       Per Year     Value      Value      Benefit       Value      Value      Benefit
---------    ---------    -------    -------    -------       -------    -------    -------

   1           10,500      9,660      8,810     39,998         9,583      8,733     39,998
   2           11,025      9,331      8,502     39,998         9,162      8,333     39,998
   3           11,576      9,012      8,204     39,998         8,736      7,929     39,998
   4           12,155      8,702      7,958     39,998         8,305      7,561     39,998
   5           12,763      8,402      7,764     39,998         7,866      7,228     39,998
   6           13,401      8,111      7,579     39,998         7,418      6,886     39,998
   7           14,071      7,829      7,404     39,998         6,957      6,532     39,998
   8           14,775      7,555      7,236     39,998         6,480      6,161     39,998
   9           15,513      7,290      7,077     39,998         5,985      5,772     39,998
   10          16,289      7,033      7,033     39,998         5,467      5,467     39,998
   11          17,103      6,818      6,818     39,998         4,944      4,944     39,998
   12          17,959      6,608      6,608     39,998         4,391      4,391     39,998
   13          18,856      6,404      6,404     39,998         3,805      3,805     39,998
   14          19,799      6,205      6,205     39,998         3,182      3,182     39,998
   15          20,789      6,011      6,011     39,998         2,516      2,516     39,998
   16          21,829      5,822      5,822     39,998         1,802      1,802     39,998
   17          22,920      5,638      5,638     39,998         1,031      1,031     39,998
   18          24,066      5,458      5,458     39,998           192        192     39,998
   19          25,270      5,284      5,284     39,998          *          *          *
   20          26,533      5,113      5,113     39,998          *          *          *
   25          33,864      4,325      4,325     39,998          *          *          *
   35          55,160      3,024      3,024     39,998          *          *          *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                       GLENBROOK LIFE AND ANNUITY COMPANY

                     MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION

                             $10,000 INITIAL PREMIUM

                               ISSUE AGE 55 FEMALE

                          INITIAL FACE AMOUNT: $33,138

         ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.11% NET)


                                      CURRENT CHARGES(1)                  GUARANTEED CHARGES(2)
                          ---------------------------------   ------------------------------------
             Premiums

 End of      Accumulated              Cash                                Cash
Contract    at 5% Interest Account    Surrender  Death        Account    Surrender  Death
  Year       Per Year     Value      Value      Benefit       Value      Value      Benefit
---------    ---------    -------    -------    -------       -------    -------    -------

   1           10,500     10,834      9,984     33,138        10,729      9,879     33,138
   2           11,025     11,741     10,912     33,138        11,522     10,694     33,138
   3           11,576     12,726     11,919     33,138        12,387     11,579     33,138
   4           12,155     13,797     13,054     33,138        13,330     12,586     33,138
   5           12,763     14,962     14,324     33,138        14,361     13,724     33,138
   6           13,401     16,227     15,696     33,138        15,488     14,957     33,138
   7           14,071     17,602     17,177     33,138        16,720     16,295     33,138
   8           14,775     19,097     18,778     33,138        18,066     17,747     33,138
   9           15,513     20,722     20,510     33,138        19,538     19,326     33,138
   10          16,289     22,488     22,488     33,138        21,152     21,152     33,138
   11          17,103     24,530     24,530     33,138        23,018     23,018     33,138
   12          17,959     26,776     26,776     33,138        25,086     25,086     33,138
   13          18,856     29,271     29,271     34,540        27,386     27,386     33,138
   14          19,799     32,009     32,009     37,450        29,940     29,940     35,029
   15          20,789     35,004     35,004     40,605        32,739     32,739     37,977
   16          21,829     38,280     38,280     44,022        35,801     35,801     41,171
   17          22,920     41,872     41,872     47,316        39,158     39,158     44,248
   18          24,066     45,813     45,813     50,853        42,841     42,841     47,554
   19          25,270     50,142     50,142     54,654        46,886     46,886     51,106
   20          26,533     54,901     54,901     58,744        51,335     51,335     54,928
   25          33,864     86,449     86,449     90,772        80,819     80,819     84,860
   35          55,160     209,738    209,738    220,225       194,040    194,040    203,742

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                       GLENBROOK LIFE AND ANNUITY COMPANY

                     MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION

                             $10,000 INITIAL PREMIUM

                               ISSUE AGE 55 FEMALE

                          INITIAL FACE AMOUNT: $33,138

          ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.11% NET)


                                      CURRENT CHARGES(1)                  GUARANTEED CHARGES(2)
                          ---------------------------------   ------------------------------------
             Premiums

 End of      Accumulated              Cash                                Cash
Contract    at 5% Interest Account    Surrender  Death        Account    Surrender  Death
  Year       Per Year     Value      Value      Benefit       Value      Value      Benefit
---------    ---------    -------    -------    -------       -------    -------    -------

   1           10,500     10,247      9,397     33,138        10,142      9,292     33,138
   2           11,025     10,501      9,673     33,138        10,279      9,450     33,138
   3           11,576     10,763      9,955     33,138        10,411      9,604     33,138
   4           12,155     11,031     10,288     33,138        10,539      9,795     33,138
   5           12,763     11,308     10,670     33,138        10,661     10,024     33,138
   6           13,401     11,592     11,061     33,138        10,775     10,243     33,138
   7           14,071     11,884     11,459     33,138        10,876     10,451     33,138
   8           14,775     12,184     11,866     33,138        10,961     10,642     33,138
   9           15,513     12,493     12,281     33,138        11,024     10,812     33,138
   10          16,289     12,811     12,811     33,138        11,061     11,061     33,138
   11          17,103     13,203     13,203     33,138        11,114     11,114     33,138
   12          17,959     13,609     13,609     33,138        11,138     11,138     33,138
   13          18,856     14,028     14,028     33,138        11,131     11,131     33,138
   14          19,799     14,462     14,462     33,138        11,091     11,091     33,138
   15          20,789     14,909     14,909     33,138        11,010     11,010     33,138
   16          21,829     15,372     15,372     33,138        10,881     10,881     33,138
   17          22,920     15,850     15,850     33,138        10,689     10,689     33,138
   18          24,066     16,344     16,344     33,138        10,416     10,416     33,138
   19          25,270     16,855     16,855     33,138        10,041     10,041     33,138
   20          26,533     17,383     17,383     33,138         9,540      9,540     33,138
   25          33,864     20,297     20,297     33,138         4,114      4,114     33,138
   35          55,160     27,778     27,778     33,138          *          *          *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                       GLENBROOK LIFE AND ANNUITY COMPANY

                     MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION

                             $10,000 INITIAL PREMIUM

                               ISSUE AGE 55 FEMALE

                          INITIAL FACE AMOUNT: $33,138

         ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.89% NET)


                                      CURRENT CHARGES(1)                  GUARANTEED CHARGES(2)
                          ---------------------------------   ------------------------------------
             Premiums

 End of      Accumulated              Cash                                Cash
Contract    at 5% Interest Account    Surrender  Death        Account    Surrender  Death
  Year       Per Year     Value      Value      Benefit       Value      Value      Benefit
---------    ---------    -------    -------    -------       -------    -------    -------

   1           10,500      9,660      8,810     33,138         9,555      8,705     33,138
   2           11,025      9,331      8,502     33,138         9,106      8,277     33,138
   3           11,576      9,012      8,204     33,138         8,654      7,846     33,138
   4           12,155      8,702      7,958     33,138         8,198      7,454     33,138
   5           12,763      8,402      7,764     33,138         7,737      7,099     33,138
   6           13,401      8,111      7,579     33,138         7,267      6,736     33,138
   7           14,071      7,829      7,404     33,138         6,785      6,360     33,138
   8           14,775      7,555      7,236     33,138         6,285      5,966     33,138
   9           15,513      7,290      7,077     33,138         5,760      5,548     33,138
   10          16,289      7,033      7,033     33,138         5,207      5,207     33,138
   11          17,103      6,818      6,818     33,138         4,640      4,640     33,138
   12          17,959      6,608      6,608     33,138         4,036      4,036     33,138
   13          18,856      6,404      6,404     33,138         3,392      3,392     33,138
   14          19,799      6,205      6,205     33,138         2,707      2,707     33,138
   15          20,789      6,011      6,011     33,138         1,971      1,971     33,138
   16          21,829      5,822      5,822     33,138         1,174      1,174     33,138
   17          22,920      5,638      5,638     33,138           298        298     33,138
   18          24,066      5,458      5,458     33,138          *          *          *
   19          25,270      5,284      5,284     33,138          *          *          *
   20          26,533      5,113      5,113     33,138          *          *          *
   25          33,864      4,325      4,325     33,138          *          *          *
   35          55,160      3,024      3,024     33,138          *          *          *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                       GLENBROOK LIFE AND ANNUITY COMPANY

                     MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION

                             $10,000 INITIAL PREMIUM

                                ISSUE AGE 65 MALE

                          INITIAL FACE AMOUNT: $19,314

         ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.11% NET)


                                      CURRENT CHARGES(1)                  GUARANTEED CHARGES(2)
                          ---------------------------------   ------------------------------------
             Premiums

 End of      Accumulated              Cash                                Cash
Contract    at 5% Interest Account    Surrender  Death        Account    Surrender  Death
  Year       Per Year     Value      Value      Benefit       Value      Value      Benefit
---------    ---------    -------    -------    -------       -------    -------    -------

   1           10,500     10,834      9,984     19,314        10,653      9,803     19,314
   2           11,025     11,741     10,912     19,314        11,364     10,535     19,314
   3           11,576     12,726     11,919     19,314        12,144     11,336     19,314
   4           12,155     13,797     13,054     19,314        13,004     12,260     19,314
   5           12,763     14,962     14,324     19,314        13,958     13,320     19,314
   6           13,401     16,227     15,696     19,314        15,023     14,492     19,314
   7           14,071     17,606     17,181     19,895        16,221     15,796     19,314
   8           14,775     19,121     18,802     21,224        17,580     17,261     19,514
   9           15,513     20,779     20,567     22,649        19,101     18,888     20,820
   10          16,289     22,600     22,600     24,183        20,772     20,772     22,226
   11          17,103     24,706     24,706     25,941        22,705     22,705     23,840
   12          17,959     27,002     27,002     28,352        24,812     24,812     26,052
   13          18,856     29,505     29,505     30,980        27,109     27,109     28,464
   14          19,799     32,232     32,232     33,843        29,611     29,611     31,092
   15          20,789     35,201     35,201     36,961        32,336     32,336     33,953
   16          21,829     38,431     38,431     40,352        35,300     35,300     37,065
   17          22,920     41,945     41,945     44,043        38,522     38,522     40,448
   18          24,066     45,785     45,785     48,074        42,019     42,019     44,120
   19          25,270     49,979     49,979     52,478        45,810     45,810     48,101
   20          26,533     54,560     54,560     57,288        49,916     49,916     52,412
   25          33,864     84,653     84,653     88,885        75,968     75,968     79,767
   35          55,160     205,444    205,444    207,498       180,827    180,827    182,635

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                       GLENBROOK LIFE AND ANNUITY COMPANY

                     MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION

                             $10,000 INITIAL PREMIUM

                                ISSUE AGE 65 MALE

                          INITIAL FACE AMOUNT: $19,314

          ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.11% NET)


                                      CURRENT CHARGES(1)                  GUARANTEED CHARGES(2)
                          ---------------------------------   ------------------------------------
             Premiums

 End of      Accumulated              Cash                                Cash
Contract    at 5% Interest Account    Surrender  Death        Account    Surrender  Death
  Year       Per Year     Value      Value      Benefit       Value      Value      Benefit
---------    ---------    -------    -------    -------       -------    -------    -------

   1           10,500     10,247      9,397     19,314        10,063      9,213     19,314
   2           11,025     10,501      9,673     19,314        10,106      9,277     19,314
   3           11,576     10,763      9,955     19,314        10,126      9,318     19,314
   4           12,155     11,031     10,288     19,314        10,120      9,377     19,314
   5           12,763     11,308     10,670     19,314        10,085      9,447     19,314
   6           13,401     11,592     11,061     19,314        10,012      9,481     19,314
   7           14,071     11,884     11,459     19,314         9,894      9,469     19,314
   8           14,775     12,184     11,866     19,314         9,720      9,402     19,314
   9           15,513     12,493     12,281     19,314         9,479      9,266     19,314
   10          16,289     12,811     12,811     19,314         9,154      9,154     19,314
   11          17,103     13,203     13,203     19,314         8,768      8,768     19,314
   12          17,959     13,609     13,609     19,314         8,266      8,266     19,314
   13          18,856     14,028     14,028     19,314         7,625      7,625     19,314
   14          19,799     14,462     14,462     19,314         6,815      6,815     19,314
   15          20,789     14,909     14,909     19,314         5,794      5,794     19,314
   16          21,829     15,372     15,372     19,314         4,505      4,505     19,314
   17          22,920     15,850     15,850     19,314         2,870      2,870     19,314
   18          24,066     16,344     16,344     19,314           778        778     19,314
   19          25,270     16,855     16,855     19,314          *          *          *
   20          26,533     17,383     17,383     19,314          *          *          *
   25          33,864     20,297     20,297     21,312          *          *          *
   35          55,160     27,939     27,939     28,218          *          *          *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                       GLENBROOK LIFE AND ANNUITY COMPANY

                     MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION

                             $10,000 INITIAL PREMIUM

                                ISSUE AGE 65 MALE

                          INITIAL FACE AMOUNT: $19,314

         ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.89% NET)


                                      CURRENT CHARGES(1)                  GUARANTEED CHARGES(2)
                          ---------------------------------   ------------------------------------
             Premiums

 End of      Accumulated              Cash                                Cash
Contract    at 5% Interest Account    Surrender  Death        Account    Surrender  Death
  Year       Per Year     Value      Value      Benefit       Value      Value      Benefit
---------    ---------    -------    -------    -------       -------    -------    -------

   1           10,500      9,660      8,810     19,314         9,473      8,623     19,314
   2           11,025      9,331      8,502     19,314         8,919      8,090     19,314
   3           11,576      9,012      8,204     19,314         8,335      7,527     19,314
   4           12,155      8,702      7,958     19,314         7,714      6,970     19,314
   5           12,763      8,402      7,764     19,314         7,048      6,411     19,314
   6           13,401      8,111      7,579     19,314         6,329      5,798     19,314
   7           14,071      7,829      7,404     19,314         5,544      5,119     19,314
   8           14,775      7,555      7,236     19,314         4,675      4,356     19,314
   9           15,513      7,290      7,077     19,314         3,704      3,491     19,314
   10          16,289      7,033      7,033     19,314         2,608      2,608     19,314
   11          17,103      6,818      6,818     19,314         1,373      1,373     19,314
   12          17,959      6,608      6,608     19,314          *          *          *
   13          18,856      6,404      6,404     19,314          *          *          *
   14          19,799      6,205      6,205     19,314          *          *          *
   15          20,789      6,011      6,011     19,314          *          *          *
   16          21,829      5,822      5,822     19,314          *          *          *
   17          22,920      5,638      5,638     19,314          *          *          *
   18          24,066      5,458      5,458     19,314          *          *          *
   19          25,270      5,284      5,284     19,314          *          *          *
   20          26,533      5,113      5,113     19,314          *          *          *
   25          33,864      4,325      4,325     19,314          *          *          *
   35          55,160      3,024      3,024     19,314          *          *          *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                                JOINT LIFE OPTION

                           $10,000.00 INITIAL PREMIUM

                     ISSUE AGE 55 MALE / 55 FEMALE - STANDARD CLASS
                          $43,779 INITIAL DEATH BENEFIT

        ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.11% NET)

            Non-guaranteed illustrated values         Non-guaranteed illustrated values
                  using Current Charges                    using Guaranteed Charges
            -----------------------------------       -----------------------------------
 End of                    Cash        Net                          Cash         Net
Contract      Account   Surrender     Death            Account    Surrender     Death
  Year         Value      Value      Benefit            Value      Value       Benefit
----------  -----------------------------------       -----------------------------------

    1         10,902      10,052     43,779             10,902     10,052      43,779
    2         11,883      11,054     43,779             11,883     11,054      43,779
    3         12,949      12,142     43,779             12,949     12,142      43,779
    4         14,108      13,365     43,779             14,108     13,365      43,779
    5         15,368      14,731     43,779             15,368     14,731      43,779

    6         16,737      16,206     43,779             16,737     16,206      43,779
    7         18,225      17,800     43,779             18,225     17,800      43,779
    8         19,843      19,524     43,779             19,843     19,524      43,779
    9         21,600      21,388     43,779             21,600     21,388      43,779
   10         23,512      23,512     43,779             23,512     23,512      43,779

   15         36,772      36,772     43,779             36,772     36,772      43,779

   20         58,053      58,053     62,117             58,053     58,053      62,117

   25         91,689      91,689     96,274             91,689     91,689      96,274

   30         143,459    143,459     150,632           143,459     143,459     150,632

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

 3/29/01                                 Page 1 of 4









                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                                JOINT LIFE OPTION

                           $10,000.00 INITIAL PREMIUM

                     ISSUE AGE 55 MALE / 55 FEMALE - STANDARD CLASS
                          $43,779 INITIAL DEATH BENEFIT

         ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.11% NET)

            Non-guaranteed illustrated values         Non-guaranteed illustrated values
                  using Current Charges                    using Guaranteed Charges
            -----------------------------------       -----------------------------------
 End of                    Cash        Net                          Cash         Net
Contract      Account   Surrender     Death            Account    Surrender     Death
  Year         Value      Value      Benefit            Value      Value       Benefit
----------  -----------------------------------       -----------------------------------

    1         10,312      9,462      43,779             10,312      9,462      43,779
    2         10,628      9,799      43,779             10,628      9,799      43,779
    3         10,948      10,140     43,779             10,948     10,140      43,779
    4         11,271      10,527     43,779             11,271     10,527      43,779
    5         11,595      10,958     43,779             11,595     10,958      43,779

    6         11,920      11,389     43,779             11,920     11,389      43,779
    7         12,243      11,818     43,779             12,243     11,818      43,779
    8         12,560      12,242     43,779             12,560     12,242      43,779
    9         12,880      12,667     43,779             12,870     12,657      43,779
   10         13,208      13,208     43,779             13,166     13,166      43,779

   15         15,378      15,378     43,779             14,610     14,610      43,779

   20         17,934      17,934     43,779             14,795     14,795      43,779

   25         20,947      20,947     43,779             11,162     11,162      43,779

   30         24,497      24,497     43,779               0           0           0

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

 3/29/01                                 Page 1 of 4









                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                                JOINT LIFE OPTION

                           $10,000.00 INITIAL PREMIUM

                     ISSUE AGE 55 MALE / 55 FEMALE - STANDARD CLASS
                          $43,779 INITIAL DEATH BENEFIT

        ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.89% NET)

            Non-guaranteed illustrated values         Non-guaranteed illustrated values
                  using Current Charges                    using Guaranteed Charges
            -----------------------------------       -----------------------------------
 End of                    Cash        Net                          Cash         Net
Contract      Account   Surrender     Death            Account    Surrender     Death
  Year         Value      Value      Benefit            Value      Value       Benefit
----------  -----------------------------------       -----------------------------------

    1          9,721      8,871      43,779             9,721       8,871      43,779
    2          9,442      8,614      43,779             9,442       8,614      43,779
    3          9,163      8,355      43,779             9,163       8,355      43,779
    4          8,881      8,138      43,779             8,881       8,138      43,779
    5          8,596      7,959      43,779             8,596       7,959      43,779

    6          8,305      7,774      43,779             8,305       7,774      43,779
    7          8,017      7,592      43,779             8,006       7,581      43,779
    8          7,738      7,419      43,779             7,694       7,376      43,779
    9          7,467      7,254      43,779             7,367       7,154      43,779
   10          7,204      7,204      43,779             7,018       7,018      43,779

   15          6,162      6,162      43,779             4,882       4,882      43,779

   20          5,246      5,246      43,779              863         863       43,779

   25          4,441      4,441      43,779               0           0           0

   30          3,735      3,735      43,779               0           0           0

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

 3/29/01                                 Page 1 of 4









                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                                JOINT LIFE OPTION

                           $10,000.00 INITIAL PREMIUM

                     ISSUE AGE 65 MALE / 65 FEMALE - STANDARD CLASS
                          $27,688 INITIAL DEATH BENEFIT

        ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.11% NET)

            Non-guaranteed illustrated values         Non-guaranteed illustrated values
                  using Current Charges                    using Guaranteed Charges
            -----------------------------------       -----------------------------------
 End of                    Cash        Net                          Cash         Net
Contract      Account   Surrender     Death            Account    Surrender     Death
  Year         Value      Value      Benefit            Value      Value       Benefit
----------  -----------------------------------       -----------------------------------

    1         10,898      10,048     27,688             10,898     10,048      27,688
    2         11,864      11,035     27,688             11,864     11,035      27,688
    3         12,905      12,098     27,688             12,905     12,098      27,688
    4         14,027      13,283     27,688             14,027     13,283      27,688
    5         15,238      14,600     27,688             15,238     14,600      27,688

    6         16,547      16,016     27,688             16,547     16,016      27,688
    7         17,965      17,540     27,688             17,965     17,540      27,688
    8         19,506      19,188     27,688             19,506     19,188      27,688
    9         21,187      20,974     27,688             21,187     20,974      27,688
   10         23,030      23,030     27,688             23,030     23,030      27,688

   15         36,183      36,183     37,992             36,183     36,183      37,992

   20         56,533      56,533     59,360             56,533     56,533      59,360

   25         87,722      87,722     92,108             86,912     86,912      91,258

   30         136,609    136,609     137,976           134,088     134,088     135,429

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

 3/29/01                                 Page 1 of 4









                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                                JOINT LIFE OPTION

                           $10,000.00 INITIAL PREMIUM

                     ISSUE AGE 65 MALE / 65 FEMALE - STANDARD CLASS
                          $27,688 INITIAL DEATH BENEFIT

         ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.11% NET)

            Non-guaranteed illustrated values         Non-guaranteed illustrated values
                  using Current Charges                    using Guaranteed Charges
            -----------------------------------       -----------------------------------
 End of                    Cash        Net                          Cash         Net
Contract      Account   Surrender     Death            Account    Surrender     Death
  Year         Value      Value      Benefit             Value      Value      Benefit
----------  -----------------------------------       -----------------------------------

    1         10,307      9,457      27,688             10,307      9,457      27,688
    2         10,609      9,780      27,688             10,609      9,780      27,688
    3         10,902      10,094     27,688             10,902     10,094      27,688
    4         11,184      10,440     27,688             11,184     10,440      27,688
    5         11,465      10,827     27,688             11,452     10,814      27,688

    6         11,753      11,222     27,688             11,700     11,169      27,688
    7         12,050      11,625     27,688             11,924     11,499      27,688
    8         12,355      12,036     27,688             12,115     11,796      27,688
    9         12,669      12,456     27,688             12,264     12,051      27,688
   10         12,991      12,991     27,688             12,359     12,359      27,688

   15         15,122      15,122     27,688             11,845     11,845      27,688

   20         17,633      17,633     27,688             6,590       6,590      27,688

   25         20,592      20,592     27,688               0           0           0

   30         24,079      24,079     27,688               0           0           0

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

 3/29/01                                 Page 1 of 4









                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                                JOINT LIFE OPTION

                           $10,000.00 INITIAL PREMIUM

                     ISSUE AGE 65 MALE / 65 FEMALE - STANDARD CLASS
                          $27,688 INITIAL DEATH BENEFIT

        ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.89% NET)

            Non-guaranteed illustrated values         Non-guaranteed illustrated values
                  using Current Charges                    using Guaranteed Charges
            -----------------------------------       -----------------------------------
 End of                    Cash        Net                          Cash         Net
Contract      Account   Surrender     Death            Account    Surrender     Death
  Year         Value      Value      Benefit            Value       Value      Benefit
----------  -----------------------------------       -----------------------------------

    1          9,716      8,866      27,688             9,716       8,866      27,688
    2          9,423      8,594      27,688             9,423       8,594      27,688
    3          9,116      8,308      27,688             9,116       8,308      27,688
    4          8,803      8,059      27,688             8,791       8,048      27,688
    5          8,500      7,862      27,688             8,445       7,807      27,688

    6          8,206      7,675      27,688             8,070       7,539      27,688
    7          7,921      7,496      27,688             7,659       7,234      27,688
    8          7,644      7,326      27,688             7,201       6,882      27,688
    9          7,376      7,164      27,688             6,682       6,469      27,688
   10          7,117      7,117      27,688             6,086       6,086      27,688

   15          6,085      6,085      27,688             1,308       1,308      27,688

   20          5,178      5,178      27,688               0           0           0

   25          4,382      4,382      27,688               0           0           0

   30          3,683      3,683      27,688               0           0           0

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

 3/29/01                                 Page 1 of 4









                                                GLENBROOK LIFE AND ANNUITY COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM

                                                         ISSUE AGE 45 MALE
                                                   INITIAL FACE AMOUNT: $39,998

                             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.08% NET)


                                                            CURRENT CHARGES(1)                                 GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums


  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account          Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,831           9,981          39,998              10,755           9,905          39,998
     2                  11,025           11,734          10,906          39,998              11,572          10,744          39,998
     3                  11,576           12,716          11,908          39,998              12,459          11,651          39,998
     4                  12,155           13,782          13,039          39,998              13,422          12,678          39,998
     5                  12,763           14,941          14,304          39,998              14,467          13,830          39,998
     6                  13,401           16,200          15,669          39,998              15,604          15,073          39,998
     7                  14,071           17,569          17,144          39,998              16,840          16,415          39,998
     8                  14,775           19,056          18,737          39,998              18,186          17,867          39,998
     9                  15,513           20,671          20,459          39,998              19,652          19,440          39,998
    10                  16,289           22,427          22,427          39,998              21,252          21,252          39,998
    11                  17,103           24,457          24,457          39,998              23,095          23,095          39,998
    12                  17,959           26,673          26,673          39,998              25,125          25,125          39,998
    13                  18,856           29,095          29,095          41,314              27,364          27,364          39,998
    14                  19,799           31,742          31,742          43,804              29,839          29,839          41,177
    15                  20,789           34,638          34,638          46,415              32,559          32,559          43,630
    16                  21,829           37,810          37,810          49,153              35,539          35,539          46,200
    17                  22,920           41,271          41,271          52,827              38,790          38,790          49,651
    18                  24,066           45,048          45,048          56,761              42,338          42,338          53,345
    19                  25,270           49,171          49,171          60,972              46,210          46,210          57,300
    20                  26,533           53,672          53,672          65,479              50,438          50,438          61,534
    25                  33,864           83,173          83,173          96,481              78,055          78,055          90,544
    35                  55,160          201,967         201,967         212,066             189,293         189,293         198,757

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                                GLENBROOK LIFE AND ANNUITY COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM

                                                         ISSUE AGE 45 MALE
                                                   INITIAL FACE AMOUNT: $39,998

                              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.08% NET)


                                                            CURRENT CHARGES(1)                                 GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account          Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,244           9,394          39,998              10,167           9,317          39,998
     2                  11,025           10,495           9,667          39,998              10,329           9,500          39,998
     3                  11,576           10,753           9,946          39,998              10,485           9,678          39,998
     4                  12,155           11,019          10,275          39,998              10,634           9,890          39,998
     5                  12,763           11,292          10,654          39,998              10,775          10,137          39,998
     6                  13,401           11,572          11,041          39,998              10,905          10,374          39,998
     7                  14,071           11,860          11,435          39,998              11,022          10,597          39,998
     8                  14,775           12,156          11,838          39,998              11,123          10,804          39,998
     9                  15,513           12,461          12,248          39,998              11,205          10,993          39,998
    10                  16,289           12,774          12,774          39,998              11,265          11,265          39,998
    11                  17,103           13,161          13,161          39,998              11,346          11,346          39,998
    12                  17,959           13,562          13,562          39,998              11,401          11,401          39,998
    13                  18,856           13,975          13,975          39,998              11,428          11,428          39,998
    14                  19,799           14,403          14,403          39,998              11,423          11,423          39,998
    15                  20,789           14,844          14,844          39,998              11,381          11,381          39,998
    16                  21,829           15,300          15,300          39,998              11,296          11,296          39,998
    17                  22,920           15,772          15,772          39,998              11,160          11,160          39,998
    18                  24,066           16,259          16,259          39,998              10,963          10,963          39,998
    19                  25,270           16,761          16,761          39,998              10,696          10,696          39,998
    20                  26,533           17,281          17,281          39,998              10,346          10,346          39,998
    25                  33,864           20,148          20,148          39,998               6,864           6,864          39,998
    35                  55,160           27,492          27,492          39,998               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                                GLENBROOK LIFE AND ANNUITY COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM

                                                         ISSUE AGE 45 MALE
                                                   INITIAL FACE AMOUNT: $39,998

                              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.92% NET)


                                                            CURRENT CHARGES(1)                                 GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500            9,657           8,807          39,998               9,580           8,730          39,998
     2                  11,025            9,325           8,496          39,998               9,156           8,327          39,998
     3                  11,576            9,003           8,196          39,998               8,728           7,920          39,998
     4                  12,155            8,691           7,948          39,998               8,294           7,550          39,998
     5                  12,763            8,389           7,751          39,998               7,853           7,215          39,998
     6                  13,401            8,096           7,565          39,998               7,403           6,871          39,998
     7                  14,071            7,812           7,387          39,998               6,940           6,515          39,998
     8                  14,775            7,536           7,218          39,998               6,461           6,143          39,998
     9                  15,513            7,270           7,057          39,998               5,964           5,752          39,998
    10                  16,289            7,011           7,011          39,998               5,445           5,445          39,998
    11                  17,103            6,794           6,794          39,998               4,921           4,921          39,998
    12                  17,959            6,583           6,583          39,998               4,367           4,367          39,998
    13                  18,856            6,378           6,378          39,998               3,780           3,780          39,998
    14                  19,799            6,178           6,178          39,998               3,155           3,155          39,998
    15                  20,789            5,982           5,982          39,998               2,489           2,489          39,998
    16                  21,829            5,793           5,793          39,998               1,775           1,775          39,998
    17                  22,920            5,607           5,607          39,998               1,003           1,003          39,998
    18                  24,066            5,427           5,427          39,998                 164             164          39,998
    19                  25,270            5,252           5,252          39,998               *               *               *
    20                  26,533            5,081           5,081          39,998               *               *               *
    25                  33,864            4,290           4,290          39,998               *               *               *
    35                  55,160            2,988           2,988          39,998               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                                GLENBROOK LIFE AND ANNUITY COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM

                                                        ISSUE AGE 55 FEMALE
                                                   INITIAL FACE AMOUNT: $33,138

                             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.08% NET)


                                                            CURRENT CHARGES(1)                                GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,831           9,981          33,138              10,726           9,876          33,138
     2                  11,025           11,734          10,906          33,138              11,516          10,687          33,138
     3                  11,576           12,716          11,908          33,138              12,376          11,569          33,138
     4                  12,155           13,782          13,039          33,138              13,315          12,571          33,138
     5                  12,763           14,941          14,304          33,138              14,341          13,703          33,138
     6                  13,401           16,200          15,669          33,138              15,461          14,930          33,138
     7                  14,071           17,569          17,144          33,138              16,686          16,261          33,138
     8                  14,775           19,056          18,737          33,138              18,023          17,704          33,138
     9                  15,513           20,671          20,459          33,138              19,485          19,273          33,138
    10                  16,289           22,427          22,427          33,138              21,087          21,087          33,138
    11                  17,103           24,457          24,457          33,138              22,940          22,940          33,138
    12                  17,959           26,687          26,687          33,138              24,992          24,992          33,138
    13                  18,856           29,164          29,164          34,414              27,273          27,273          33,138
    14                  19,799           31,884          31,884          37,304              29,807          29,807          34,874
    15                  20,789           34,858          34,858          40,435              32,585          32,585          37,798
    16                  21,829           38,109          38,109          43,826              35,622          35,622          40,965
    17                  22,920           41,674          41,674          47,092              38,952          38,952          44,015
    18                  24,066           45,584          45,584          50,598              42,604          42,604          47,291
    19                  25,270           49,877          49,877          54,366              46,614          46,614          50,809
    20                  26,533           54,596          54,596          58,418              51,023          51,023          54,594
    25                  33,864           85,852          85,852          90,144              80,218          80,218          84,229
    35                  55,160          207,723         207,723         218,109             192,073         192,073         201,676

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                                GLENBROOK LIFE AND ANNUITY COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM

                                                        ISSUE AGE 55 FEMALE
                                                   INITIAL FACE AMOUNT: $33,138

                              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.08% NET)


                                                            CURRENT CHARGES(1)                                GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,244           9,394          33,138              10,139           9,289          33,138
     2                  11,025           10,495           9,667          33,138              10,273           9,444          33,138
     3                  11,576           10,753           9,946          33,138              10,402           9,595          33,138
     4                  12,155           11,019          10,275          33,138              10,526           9,783          33,138
     5                  12,763           11,292          10,654          33,138              10,645          10,007          33,138
     6                  13,401           11,572          11,041          33,138              10,754          10,223          33,138
     7                  14,071           11,860          11,435          33,138              10,852          10,427          33,138
     8                  14,775           12,156          11,838          33,138              10,932          10,614          33,138
     9                  15,513           12,461          12,248          33,138              10,991          10,778          33,138
    10                  16,289           12,774          12,774          33,138              11,023          11,023          33,138
    11                  17,103           13,161          13,161          33,138              11,070          11,070          33,138
    12                  17,959           13,562          13,562          33,138              11,089          11,089          33,138
    13                  18,856           13,975          13,975          33,138              11,076          11,076          33,138
    14                  19,799           14,403          14,403          33,138              11,029          11,029          33,138
    15                  20,789           14,844          14,844          33,138              10,942          10,942          33,138
    16                  21,829           15,300          15,300          33,138              10,805          10,805          33,138
    17                  22,920           15,772          15,772          33,138              10,605          10,605          33,138
    18                  24,066           16,259          16,259          33,138              10,323          10,323          33,138
    19                  25,270           16,761          16,761          33,138               9,938           9,938          33,138
    20                  26,533           17,281          17,281          33,138               9,426           9,426          33,138
    25                  33,864           20,148          20,148          33,138               3,922           3,922          33,138
    35                  55,160           27,492          27,492          33,138               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                                GLENBROOK LIFE AND ANNUITY COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM

                                                        ISSUE AGE 55 FEMALE
                                                   INITIAL FACE AMOUNT: $33,138

                              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.92% NET)


                                                            CURRENT CHARGES(1)                                 GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500            9,657           8,807          33,138               9,552           8,702          33,138
     2                  11,025            9,325           8,496          33,138               9,100           8,271          33,138
     3                  11,576            9,003           8,196          33,138               8,645           7,838          33,138
     4                  12,155            8,691           7,948          33,138               8,187           7,443          33,138
     5                  12,763            8,389           7,751          33,138               7,724           7,086          33,138
     6                  13,401            8,096           7,565          33,138               7,252           6,721          33,138
     7                  14,071            7,812           7,387          33,138               6,768           6,343          33,138
     8                  14,775            7,536           7,218          33,138               6,266           5,948          33,138
     9                  15,513            7,270           7,057          33,138               5,740           5,528          33,138
    10                  16,289            7,011           7,011          33,138               5,185           5,185          33,138
    11                  17,103            6,794           6,794          33,138               4,617           4,617          33,138
    12                  17,959            6,583           6,583          33,138               4,012           4,012          33,138
    13                  18,856            6,378           6,378          33,138               3,367           3,367          33,138
    14                  19,799            6,178           6,178          33,138               2,680           2,680          33,138
    15                  20,789            5,982           5,982          33,138               1,944           1,944          33,138
    16                  21,829            5,793           5,793          33,138               1,147           1,147          33,138
    17                  22,920            5,607           5,607          33,138                 271             271          33,138
    18                  24,066            5,427           5,427          33,138               *               *               *
    19                  25,270            5,252           5,252          33,138               *               *               *
    20                  26,533            5,081           5,081          33,138               *               *               *
    25                  33,864            4,290           4,290          33,138               *               *               *
    35                  55,160            2,988           2,988          33,138               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                                GLENBROOK LIFE AND ANNUITY COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM

                                                         ISSUE AGE 65 MALE
                                                   INITIAL FACE AMOUNT: $19,314

                             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.08% NET)


                                                            CURRENT CHARGES(1)                                GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,831           9,981          19,314              10,650           9,800          19,314
     2                  11,025           11,734          10,906          19,314              11,358          10,529          19,314
     3                  11,576           12,716          11,908          19,314              12,133          11,326          19,314
     4                  12,155           13,782          13,039          19,314              12,988          12,244          19,314
     5                  12,763           14,941          14,304          19,314              13,936          13,298          19,314
     6                  13,401           16,200          15,669          19,314              14,994          14,463          19,314
     7                  14,071           17,573          17,148          19,857              16,183          15,758          19,314
     8                  14,775           19,079          18,760          21,177              17,532          17,213          19,460
     9                  15,513           20,728          20,515          22,593              19,043          18,831          20,757
    10                  16,289           22,539          22,539          24,116              20,704          20,704          22,153
    11                  17,103           24,631          24,631          25,863              22,623          22,623          23,755
    12                  17,959           26,913          26,913          28,259              24,716          24,716          25,952
    13                  18,856           29,400          29,400          30,870              26,997          26,997          28,347
    14                  19,799           32,108          32,108          33,713              29,481          29,481          30,955
    15                  20,789           35,056          35,056          36,809              32,185          32,185          33,794
    16                  21,829           38,262          38,262          40,175              35,126          35,126          36,882
    17                  22,920           41,750          41,750          43,838              38,321          38,321          40,237
    18                  24,066           45,559          45,559          47,837              41,788          41,788          43,877
    19                  25,270           49,719          49,719          52,205              45,546          45,546          47,823
    20                  26,533           54,262          54,262          56,975              49,615          49,615          52,096
    25                  33,864           84,075          84,075          88,279              75,406          75,406          79,176
    35                  55,160          203,487         203,487         205,522             179,001         179,001         180,791

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                                GLENBROOK LIFE AND ANNUITY COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM

                                                         ISSUE AGE 65 MALE
                                                   INITIAL FACE AMOUNT: $19,314

                              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.08% NET)


                                                            CURRENT CHARGES(1)                                GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500           10,244           9,394          19,314              10,060           9,210          19,314
     2                  11,025           10,495           9,667          19,314              10,099           9,271          19,314
     3                  11,576           10,753           9,946          19,314              10,116           9,309          19,314
     4                  12,155           11,019          10,275          19,314              10,107           9,364          19,314
     5                  12,763           11,292          10,654          19,314              10,067           9,430          19,314
     6                  13,401           11,572          11,041          19,314               9,990           9,459          19,314
     7                  14,071           11,860          11,435          19,314               9,868           9,443          19,314
     8                  14,775           12,156          11,838          19,314               9,689           9,370          19,314
     9                  15,513           12,461          12,248          19,314               9,441           9,229          19,314
    10                  16,289           12,774          12,774          19,314               9,110           9,110          19,314
    11                  17,103           13,161          13,161          19,314               8,717           8,717          19,314
    12                  17,959           13,562          13,562          19,314               8,206           8,206          19,314
    13                  18,856           13,975          13,975          19,314               7,555           7,555          19,314
    14                  19,799           14,403          14,403          19,314               6,734           6,734          19,314
    15                  20,789           14,844          14,844          19,314               5,699           5,699          19,314
    16                  21,829           15,300          15,300          19,314               4,395           4,395          19,314
    17                  22,920           15,772          15,772          19,314               2,741           2,741          19,314
    18                  24,066           16,259          16,259          19,314                 625             625          19,314
    19                  25,270           16,761          16,761          19,314               *               *               *
    20                  26,533           17,281          17,281          19,314               *               *               *
    25                  33,864           20,148          20,148          21,156               *               *               *
    35                  55,160           27,651          27,651          27,928               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                                GLENBROOK LIFE AND ANNUITY COMPANY
                                          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                        SINGLE LIFE OPTION
                                                      $10,000 INITIAL PREMIUM

                                                         ISSUE AGE 65 MALE
                                                   INITIAL FACE AMOUNT: $19,314

                              ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.92% NET)


                                                            CURRENT CHARGES(1)                                 GUARANTEED CHARGES(2)
                                      -----------------------------------------------     -----------------------------------------
                    Premiums

  End of              Accumulated                       Cash                                                Cash
 Contract           at 5% Interest     Account           Surrender      Death              Account           Surrender      Death
   Year             Per Year            Value           Value          Benefit              Value           Value          Benefit
------------      -------------       ----------      ----------      ----------          ----------      ----------      ----------

     1                  10,500            9,657           8,807          19,314               9,470           8,620          19,314
     2                  11,025            9,325           8,496          19,314               8,913           8,085          19,314
     3                  11,576            9,003           8,196          19,314               8,326           7,519          19,314
     4                  12,155            8,691           7,948          19,314               7,703           6,959          19,314
     5                  12,763            8,389           7,751          19,314               7,035           6,398          19,314
     6                  13,401            8,096           7,565          19,314               6,314           5,783          19,314
     7                  14,071            7,812           7,387          19,314               5,526           5,101          19,314
     8                  14,775            7,536           7,218          19,314               4,655           4,337          19,314
     9                  15,513            7,270           7,057          19,314               3,682           3,470          19,314
    10                  16,289            7,011           7,011          19,314               2,585           2,585          19,314
    11                  17,103            6,794           6,794          19,314               1,348           1,348          19,314
    12                  17,959            6,583           6,583          19,314               *               *               *
    13                  18,856            6,378           6,378          19,314               *               *               *
    14                  19,799            6,178           6,178          19,314               *               *               *
    15                  20,789            5,982           5,982          19,314               *               *               *
    16                  21,829            5,793           5,793          19,314               *               *               *
    17                  22,920            5,607           5,607          19,314               *               *               *
    18                  24,066            5,427           5,427          19,314               *               *               *
    19                  25,270            5,252           5,252          19,314               *               *               *
    20                  26,533            5,081           5,081          19,314               *               *               *
    25                  33,864            4,290           4,290          19,314               *               *               *
    35                  55,160            2,988           2,988          19,314               *               *               *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGES 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                          GLENBROOK PROVIDER VARIABLE LIFE
                           A Modified Single Premium Variable Life Insurance Illustration

                                                 JOINT LIFE OPTION
                                             $10,000.00 INITIAL PREMIUM
                                   ISSUE AGE 55 MALE / 55 FEMALE - STANDARD CLASS
                                           $43,779 INITIAL DEATH BENEFIT

                      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.08% NET)

                     Non-guaranteed illustrated values                      Non-guaranteed illustrated values
                           using Current Charges                                 using Guaranteed Charges
               -----------------------------------------------        -----------------------------------------------
  End of                            Cash            Net                                    Cash            Net
 Contract          Account       Surrender         Death                  Account       Surrender         Death
   Year             Value          Value          Benefit                   Value           Value        Benefit
------------   -----------------------------------------------        -----------------------------------------------

     1             10,899          10,049         43,779                  10,899          10,049         43,779
     2             11,877          11,048         43,779                  11,877          11,048         43,779
     3             12,939          12,131         43,779                  12,939          12,131         43,779
     4             14,093          13,349         43,779                  14,093          13,349         43,779
     5             15,347          14,710         43,779                  15,347          14,710         43,779

     6             16,710          16,178         43,779                  16,710          16,178         43,779
     7             18,190          17,765         43,779                  18,190          17,765         43,779
     8             19,799          19,480         43,779                  19,799          19,480         43,779
     9             21,546          21,334         43,779                  21,546          21,334         43,779
    10             23,446          23,446         43,779                  23,446          23,446         43,779

    15             36,613          36,613         43,779                  36,613          36,613         43,779

    20             57,720          57,720         61,761                  57,720          57,720         61,761

    25             91,039          91,039         95,591                  91,039          91,039         95,591

    30             142,248        142,248         149,360                 142,248        142,248         149,360

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

  3/29/01                                           Page 1 of 4









                                          GLENBROOK PROVIDER VARIABLE LIFE
                           A Modified Single Premium Variable Life Insurance Illustration

                                                  JOINT LIFE OPTION
                                             $10,000.00 INITIAL PREMIUM
                                   ISSUE AGE 55 MALE / 55 FEMALE - STANDARD CLASS
                                            $43,779 INITIAL DEATH BENEFIT

                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.08% NET)

                      Non-guaranteed illustrated values                      Non-guaranteed illustrated values
                            using Current Charges                                 using Guaranteed Charges
                ----------------------------------------------         -----------------------------------------------
  End of                            Cash            Net                                     Cash            Net
 Contract          Account        Surrender        Death                   Account       Surrender         Death
   Year             Value           Value         Benefit                    Value           Value        Benefit
------------    ----------------------------------------------         -----------------------------------------------

     1              10,309          9,459          43,779                  10,309          9,459          43,779
     2              10,622          9,793          43,779                  10,622          9,793          43,779
     3              10,938         10,131          43,779                  10,938          10,131         43,779
     4              11,258         10,514          43,779                  11,258          10,514         43,779
     5              11,579         10,941          43,779                  11,579          10,941         43,779

     6              11,899         11,368          43,779                  11,899          11,368         43,779
     7              12,218         11,793          43,779                  12,218          11,793         43,779
     8              12,531         12,212          43,779                  12,531          12,212         43,779
     9              12,846         12,633          43,779                  12,835          12,623         43,779
    10              13,169         13,169          43,779                  13,127          13,127         43,779

    15              15,310         15,310          43,779                  14,538          14,538         43,779

    20              17,829         17,829          43,779                  14,676          14,676         43,779

    25              20,793         20,793          43,779                  10,962          10,962         43,779

    30              24,281         24,281          43,779                     0              0               0

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

  3/29/01                                            Page 1 of 4









                                          GLENBROOK PROVIDER VARIABLE LIFE
                           A Modified Single Premium Variable Life Insurance Illustration

                                                  JOINT LIFE OPTION
                                             $10,000.00 INITIAL PREMIUM
                                   ISSUE AGE 55 MALE / 55 FEMALE - STANDARD CLASS
                                            $43,779 INITIAL DEATH BENEFIT

                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.92% NET)

                      Non-guaranteed illustrated values                      Non-guaranteed illustrated values
                            using Current Charges                                 using Guaranteed Charges
                ----------------------------------------------         -----------------------------------------------
  End of                            Cash            Net                                     Cash            Net
 Contract          Account        Surrender        Death                   Account       Surrender         Death
   Year             Value           Value         Benefit                    Value           Value        Benefit
------------    ----------------------------------------------         -----------------------------------------------

     1              9,718           8,868          43,779                   9,718          8,868          43,779
     2              9,437           8,608          43,779                   9,437          8,608          43,779
     3              9,155           8,347          43,779                   9,155          8,347          43,779
     4              8,871           8,127          43,779                   8,871          8,127          43,779
     5              8,583           7,945          43,779                   8,583          7,945          43,779

     6              8,290           7,758          43,779                   8,290          7,758          43,779
     7              8,000           7,575          43,779                   7,988          7,563          43,779
     8              7,718           7,400          43,779                   7,675          7,356          43,779
     9              7,446           7,234          43,779                   7,345          7,133          43,779
    10              7,182           7,182          43,779                   6,995          6,995          43,779

    15              6,133           6,133          43,779                   4,852          4,852          43,779

    20              5,212           5,212          43,779                    829            829           43,779

    25              4,405           4,405          43,779                     0              0               0

    30              3,697           3,697          43,779                     0              0               0

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

  3/29/01                                            Page 1 of 4









                                          GLENBROOK PROVIDER VARIABLE LIFE
                           A Modified Single Premium Variable Life Insurance Illustration

                                                  JOINT LIFE OPTION
                                             $10,000.00 INITIAL PREMIUM
                                   ISSUE AGE 65 MALE / 65 FEMALE - STANDARD CLASS
                                            $27,688 INITIAL DEATH BENEFIT

                      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.08% NET)

                      Non-guaranteed illustrated values                      Non-guaranteed illustrated values
                            using Current Charges                                 using Guaranteed Charges
                ----------------------------------------------         -----------------------------------------------
  End of                            Cash            Net                                     Cash            Net
 Contract          Account        Surrender        Death                   Account       Surrender         Death
   Year             Value           Value         Benefit                    Value           Value        Benefit
------------    ----------------------------------------------         -----------------------------------------------

     1              10,895         10,045          27,688                  10,895          10,045         27,688
     2              11,858         11,029          27,688                  11,858          11,029         27,688
     3              12,894         12,087          27,688                  12,894          12,087         27,688
     4              14,012         13,268          27,688                  14,012          13,268         27,688
     5              15,217         14,579          27,688                  15,217          14,579         27,688

     6              16,519         15,988          27,688                  16,519          15,988         27,688
     7              17,930         17,505          27,688                  17,930          17,505         27,688
     8              19,462         19,143          27,688                  19,462          19,143         27,688
     9              21,132         20,919          27,688                  21,132          20,919         27,688
    10              22,962         22,962          27,688                  22,962          22,962         27,688

    15              36,022         36,022          37,823                  36,022          36,022         37,823

    20              56,204         56,204          59,014                  56,204          56,204         59,014

    25              87,091         87,091          91,446                  86,288          86,288         90,602

    30             135,443         135,443        136,798                  132,943        132,943         134,273

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

  3/29/01                                            Page 1 of 4









                                          GLENBROOK PROVIDER VARIABLE LIFE
                           A Modified Single Premium Variable Life Insurance Illustration

                                                  JOINT LIFE OPTION
                                             $10,000.00 INITIAL PREMIUM
                                   ISSUE AGE 65 MALE / 65 FEMALE - STANDARD CLASS
                                            $27,688 INITIAL DEATH BENEFIT

                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.08% NET)

                      Non-guaranteed illustrated values                      Non-guaranteed illustrated values
                            using Current Charges                                 using Guaranteed Charges
                ----------------------------------------------         -----------------------------------------------
  End of                            Cash            Net                                     Cash            Net
 Contract          Account        Surrender        Death                   Account       Surrender         Death
   Year             Value           Value         Benefit                    Value           Value        Benefit
------------    ----------------------------------------------         -----------------------------------------------

     1              10,304          9,454          27,688                  10,304          9,454          27,688
     2              10,602          9,774          27,688                  10,602          9,774          27,688
     3              10,892         10,085          27,688                  10,892          10,085         27,688
     4              11,171         10,427          27,688                  11,171          10,427         27,688
     5              11,448         10,810          27,688                  11,435          10,797         27,688

     6              11,733         11,201          27,688                  11,679          11,148         27,688
     7              12,025         11,600          27,688                  11,899          11,474         27,688
     8              12,326         12,007          27,688                  12,085          11,766         27,688
     9              12,635         12,423          27,688                  12,229          12,016         27,688
    10              12,953         12,953          27,688                  12,319          12,319         27,688

    15              15,056         15,056          27,688                  11,765          11,765         27,688

    20              17,530         17,530          27,688                   6,428          6,428          27,688

    25              20,441         20,441          27,688                     0              0               0

    30              23,866         23,866          27,688                     0              0               0

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

  3/29/01                                            Page 1 of 4









                                          GLENBROOK PROVIDER VARIABLE LIFE
                           A Modified Single Premium Variable Life Insurance Illustration

                                                  JOINT LIFE OPTION
                                             $10,000.00 INITIAL PREMIUM
                                   ISSUE AGE 65 MALE / 65 FEMALE - STANDARD CLASS
                                            $27,688 INITIAL DEATH BENEFIT

                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.92% NET)

                      Non-guaranteed illustrated values                      Non-guaranteed illustrated values
                            using Current Charges                                 using Guaranteed Charges
                ----------------------------------------------         -----------------------------------------------
  End of                            Cash            Net                                     Cash            Net
 Contract          Account        Surrender        Death                   Account       Surrender         Death
   Year             Value           Value         Benefit                    Value           Value        Benefit
------------    ----------------------------------------------         -----------------------------------------------

     1              9,713           8,863          27,688                   9,713          8,863          27,688
     2              9,417           8,588          27,688                   9,417          8,588          27,688
     3              9,107           8,300          27,688                   9,107          8,300          27,688
     4              8,792           8,048          27,688                   8,781          8,037          27,688
     5              8,487           7,849          27,688                   8,432          7,794          27,688

     6              8,191           7,659          27,688                   8,055          7,523          27,688
     7              7,904           7,479          27,688                   7,641          7,216          27,688
     8              7,625           7,307          27,688                   7,181          6,862          27,688
     9              7,356           7,143          27,688                   6,660          6,448          27,688
    10              7,095           7,095          27,688                   6,063          6,063          27,688

    15              6,056           6,056          27,688                   1,276          1,276          27,688

    20              5,145           5,145          27,688                     0              0               0

    25              4,346           4,346          27,688                     0              0               0

    30              3,645           3,645          27,688                     0              0               0

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

  3/29/01                                            Page 1 of 4
